KODIAK ENERGY, INC. ANNOUNCES FINANCING

[Not for distribution to United States newswire services nor for dissemination in the United States]

CALGARY, ALBERTA -- (MARKET WIRE) – Oct 14, 2008 -- Kodiak Energy, Inc. (TSX-V: KDK and OTCBB: KDKN.OB) ("Kodiak" or the "Corporation") announces today that it has entered into an agreement with Clarus Securities Inc. ("Clarus") to act as lead agent and sole-bookrunner on a reasonable efforts agency basis for a private placement offering (the "Offering") of up to C$5,000,000.  The Offering shall consist of up to C$1,000,000 in common shares of Kodiak (the "Common Shares") and up to C$4,000,000 in common shares of Kodiak issued on a "flow-through" basis (the "Flow-Through Shares").  Clarus has also been granted an option to increase the size of the Offering by up to C$1,000,000, exercisable at any time up to and including the closing of the Offering.

Proceeds from the Flow-Through Share offering will be used by Kodiak to fund ongoing exploration activities eligible for Canadian Exploration Expense (C.E.E.) and, in respect of the Common Share offering, for general working capital purposes.

The agents will receive an aggregate cash commission equal to 8% of the gross proceeds of the Offering and will be granted a number of compensation options equal to an aggregate of 8% of the total number of securities sold pursuant to the Offering.  Each compensation option will entitle the holder thereof to acquire one Common Share at the issue price per security for a period of 24 months from the closing of the Offering.

This Offering is subject to standard closing conditions, including the approval of the TSX Venture Exchange and any other necessary regulatory requirements.

The securities will be offered in certain provinces of Canada by way of a private placement pursuant to applicable prospectus exemptions, and will be subject to a 4 month hold period in Canada from the date of the closing of the Offering.

The Offering is being made on the basis of an exemption from registration in the United States under Regulation S.  The Offering will not be offered to or sold in the United States or to any United States persons outside of the United States.  The securities being offered and sold will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the United States.  The Company will be taking special measures to assure that the securities will not be sold in the United States to comply with these requirements.

This news release does not constitute an offer to sell or a solicitation of an offer to sell any of the securities in the United States.  The securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), nor any state securities laws, and may not be offered nor sold within the United States nor to U.S. persons unless registered under the U.S. Securities Act and applicable state securities laws or an exemption form of such registration is available.

About Kodiak

Kodiak Energy, Inc. is a Calgary, Alberta, Canada based publicly traded oil and gas exploration and development company focused on creating a portfolio of North American assets that offer production opportunities and asset growth through exploration.  Kodiak has lease holdings in Montana, southeastern Alberta, northeastern Alberta and high impact prospects located in the central Mackenzie River Valley of the Northwest Territories, Canada and in northeastern New Mexico.

This press release contains forward-looking statements.  The words or phrases "would be," "will" "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," or similar expressions are intended to identify "forward-looking statements".  Actual results could differ materially from those projected in the Corporation's proposed oil and gas related business.  The Corporation's business is subject to various risks, which are discussed in the Corporation's filings with the U.S. Securities and Exchange Commission and with Canadian securities commissions.  The Corporation's filings may be accessed at www.sec.gov or at www.sedar.com.

Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date.  The Corporation cautions readers not to place reliance on such statements.  Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such a statement.

Further information relating to Kodiak may be found on www.sedar.com and www.sec.gov under the Corporation's profile, as well as on Kodiak's website at www.kodiakpetroleum.com.

The TSX Venture Exchange has not reviewed this news release and does not accept responsibility for the adequacy or accuracy of this release.

Contact:

Kodiak Energy, Inc.
William Tighe, Chief Executive Officer & President
Phone: +1-403-262-8044
Email: info@kodiakpetroleum.com
Website: www.kodiakpetroleum.com

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Re:   News Releases - Tuesday, October 14, 2008
      KODIAK ENERGY, INC. -- "LUCY" HORN RIVER BASIN PROJECT UPDATE =======================================================================

CALGARY, ALBERTA -- (MARKET WIRE) -- 14/10/08 -- Kodiak Energy, Inc.
(TSX-V: KDK and OTCBB: KDKN.OB) ("Kodiak" or the "Corporation"), operating in British Columbia ("B.C.") as Kodiak Bear Energy, Inc., announces that a partner meeting was recently held at Kodiak's office and the budget was approved for the first completion operations of the Corporation's "Lucy" Horn River Basin shale gas program.

The approved budget will enable Kodiak to stimulate the Muskwa/Evie shales in the a-79-A/94-P-4 vertical wellbore, which was cased in Q1 2008.  The completion equipment is being sourced with plans to complete the vertical shale gas well in Q4 2008.  The shale gas stimulation is based on previous regional industry practices and will be a slick water fracture.  Production and reservoir testing, which will include a multi-point flow and build up test, will be completed immediately after the stimulation.

In early October 2008, a Kodiak construction supervisor scouted the Lucy project area to evaluate the current access and lease conditions and confirmed the construction operations will begin in November 2008 once the ground is frozen.

The pipeline tie-in for this wellbore was previously scoped out.  Based on a successful well stimulation, Kodiak believes the well can be tied in for production by the end of the 2008/09 winter work season.  This vertical completion program could be one of the first Horn River Basin projects in this area to be put on commercial production and would begin to validate the overall reserves in the area.  Based on the success of this work program and the overall timing, Kodiak and partners will review the balance of the work program to determine what portions of the second phase can be advanced.

The second phase of the work program consists of drilling an approximate 800 to 1,000 meter (2,424 to 3,280 feet) horizontal leg in the Evie formation, starting from one of the previously drilled vertical wells on the mineral lease.  The horizontal wellbore completion will include a large staged shale gas fracture stimulation program and a flow and buildup test to evaluate the post fracture deliverability. The pipeline tie-in for the horizontal well was previously scoped out.

Kodiak is the operator and 80% working interest owner of B.C. PNG (Petroleum Natural Gas) Lease 44104.  This lease is situated on the South East edge of the Horn River Basin and the Muskwa shale gas prospect.  The oil and gas industry continues to show dramatically increased interest in this shale gas play.  Several comparisons have been made that the Muskwa shale gas potential is an analogue of the Barnett shale gas fields currently being developed in Texas.  The Government of British Columbia recently released land sales proceeds for 2008 to be in excess of CDN$2 Billion, which is a record high for the province, with the majority of the sale results coming from shale gas prospects.  The September B.C. crown land sale had several parcels of mineral rights in the Horn River Basin leased for prices in excess of CDN$12,000 per hectare.

The Lucy property has the potential to yield short term cash flow or become one of Kodiak's major capital divestiture opportunities.  If divested, the proceeds will assist in the funding of other developments.

About Kodiak

Kodiak Energy, Inc. is a Calgary, Alberta, Canada based publicly traded oil and gas exploration and development company focused on creating a portfolio of North American assets that offer production opportunities and asset growth through exploration. Kodiak has lease holdings in Montana, southeastern Alberta, northeastern Alberta and high impact prospects located in the central Mackenzie River Valley of the Northwest Territories, Canada and in northeastern New Mexico.

This press release contains forward-looking statements.  The words or phrases "would be," "will" "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," or similar expressions are intended to identify "forward-looking statements".
Actual results could differ materially from those projected in the Corporation's proposed oil and gas related business. The Corporation's business is subject to various risks, which are discussed in the Corporation's filings with the U.S. Securities and Exchange Commission and with Canadian securities commissions.  The Corporation's filings may be accessed at www.sec.gov or at www.sedar.com.

Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date.  The Corporation cautions readers not to place reliance on such statements. Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such a statement.

Further information relating to Kodiak may be found on www.sedar.com and www.sec.gov under the Corporation's profile, as well as on Kodiak's website at www.kodiakpetroleum.com.

The TSX Venture Exchange has not reviewed this news release and does not accept responsibility for the adequacy or accuracy of this release.

Contact:

Kodiak Energy, Inc.
William Tighe, Chief Executive Officer & President
Phone:  +1-403-262-8044
Email:  info@kodiakpetroleum.com
Website:  www.kodiakpetroleum.com

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Copyright (c) 2008 KODIAK ENERGY INC. (KDKN)  All rights reserved.  For more information visit our website at http://www.kodiakpetroleum.com/ or send mailto:info@kodiakpetroleum.com Message sent on Tue Oct 14, 2008 at 9:48:06 AM Pacific Time =======================================================================